Exhibit 99.1

Marchex Reports Third Quarter 2009 Financial Results

SEATTLE – Nov. 5, 2009—Marchex, Inc. (NASDAQ: MCHX), a leading performance advertising company, today reported its results for the third quarter of 2009 ended September 30, 2009.

Third Quarter 2009 Consolidated Financial Results

•	Revenue was $22.2 million for the third quarter of 2009, compared to $37.2 million for the same period of 2008.

•

GAAP net income applicable to common stockholders was $743,000 for the third quarter of 2009 or $0.02 per diluted share. This compares to GAAP net income applicable to common stockholders of $1.3 million or $0.04 per diluted share for the same period of 2008. The third quarter 2009 results included non-cash stock-based compensation expense recorded under the fair value method of $2.3 million, compared to non-cash stock-based compensation expense of $3.2 million for the same period in 2008.

•

We provide a reconciliation of GAAP diluted EPS to Adjusted non-GAAP EPS in the financial tables attached to this press release and encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures. Adjusted non-GAAP EPS for the third quarter of 2009 was $0.03, compared to $0.11 for the same period of 2008. Some Wall Street analysts use non-GAAP measures to analyze our operating results, which may include adjusted non-GAAP EPS, adjusted operating income before amortization and adjusted EBITDA. We present GAAP measures with equal or greater prominence than non-GAAP measures and such non-GAAP measures should not be considered a substitute for, or superior to, GAAP measures.

•

Adjusted operating income before amortization was $1.9 million for the third quarter of 2009, compared to $6.6 million for the same period of 2008. A reconciliation of non-GAAP adjusted operating income before amortization to GAAP operating income and GAAP net income is included in the financial tables attached to this release.

•

Adjusted EBITDA was $3.4 million in the third quarter of 2009, compared to $8.9 million for the same period of 2008. A reconciliation of adjusted EBITDA to GAAP net cash provided by operating activities is included in the financial tables attached to this release.

“During the quarter we saw strong internal execution on our core strategic themes: (1) continue to innovate across our product platform, (2) win more customer relationships and grow existing ones, (3) invest in our people and expand our talent base, and (4) continue to find operational efficiencies and maintain discipline around costs. These themes translated to sequential growth in all of our performance advertising products, including Marchex Connect and our call-and click-based products,” said Russell C. Horowitz, Marchex Chairman and Chief Executive Officer. “Our commitment to customers and focus on strong products and operations is laying a solid foundation for growth and puts Marchex in a position to fully realize the benefits of the continued shift in local advertising to performance-based models as the economy and advertiser budgets recover.”

Operating Highlights

Local Advertising Services: For the third quarter of 2009, revenue from Local Advertising Services was $15.9 million. Marchex ended the third quarter with more than 70,000 advertisers using its products and services. Based on ongoing progress, Marchex expects to add to its advertiser total in 2009.

Publishing (proprietary traffic sources): For the third quarter of 2009, revenue from Publishing was $6.3 million.

Non-Operating Highlights

During the quarter, Marchex sold a small number of non-strategic domains that yielded more than $1 million. There is still significant demand for high quality domains and Marchex believes that will remain the case for the foreseeable future.

In addition, during the third quarter of 2009, Marchex purchased 210,000 shares of its outstanding Class B common stock for a total price of $930,000, bringing its total shares repurchased under its stock repurchase program to 8.1 million shares, or 22% of its outstanding common stock.

Marchex Financial Guidance

“While there are some signs of stabilization and growth in core products, we continue to experience an advertising environment with shorter-term visibility as compared to prior years. As a result, we believe it prudent to not issue guidance at this time,” said Horowitz. “Despite these factors, Marchex continues to generate cash every quarter and has no debt.”

Conference Call and Webcast Information

Management will hold a conference call, starting at 5:00 p.m. ET on Thurs., November 5, 2009 to discuss its third quarter ended September 30, 2009 financial results, and other company updates. To access the call by live webcast, please log onto the Investor Relations section of the Marchex Web site (www.marchex.com/investors/events.html). An archived version of the webcast will also be available at the same location, beginning two hours after completion of the call.

About Marchex

Marchex, Inc. (www.marchex.com) provides call- and click-based performance advertising products. Marchex’s products support tens of thousands of advertisers, ranging from local businesses to the Fortune 500.

Forward-Looking Statements

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues and other financial guidance, acquisitions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex’s actual results to differ materially from those indicated by such forward-looking statements, which are described in the “Risk Factors” section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of Nov. 5, 2009 and Marchex undertakes no duty to update the information provided herein.

Non-GAAP Financial Information

To supplement Marchex’s consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA, Adjusted OIBA, adjusted EBITDA and Adjusted non-GAAP EPS.

OIBA represents income (loss) from operations plus (1) stock-based compensation expense and (2) amortization of acquired intangible assets. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex’s management uses Adjusted OIBA, which excludes any gain/loss on sales and disposals of intangible assets as these are viewed as non-recurring in nature. Adjusted OIBA is the basis on which Marchex’s internal budgets are based and by which Marchex’s management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex’s consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other non-cash and non-recurring expenses. Adjusted EBITDA represents income before interest, income taxes, depreciation, amortization, stock compensation expense and gain/loss on sales of intangible assets. Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex’s management to measure its ability to fund operations and its financing obligations.

Adjusted non-GAAP EPS represents Adjusted Net Income divided by weighted average fully diluted shares outstanding for Adjusted non-GAAP EPS purposes. Adjusted Net Income generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain non-recurring items and represents net income (loss) available to common stockholders plus: (1) stock based compensation expense, (2) amortization of acquired intangible assets, (3) gain/loss on sales and disposals of intangible assets, (4) other income (expense), and less (5) discount on preferred stock redemption. Adjusted non-GAAP EPS includes dilution from options and warrants per the treasury stock method, includes the weighted average number of all potential common shares relating to convertible preferred stock and restricted stock and excludes the weighted average common share equivalents for redeemed preferred shares. Shares outstanding for Adjusted non-GAAP EPS purposes are therefore higher than shares outstanding for GAAP EPS purposes. Financial analysts and investors may use Adjusted non-GAAP EPS to analyze Marchex’s financial performance since these groups have historically used EPS-related measures, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company’s operating performance compared to that of other companies in its industry.

Marchex’s management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company’s results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. These non-GAAP terms, as defined by Marchex, may not be comparable to similarly titled measures used by other companies. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements, and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Marchex Investor Relations:

Trevor Caldwell

Telephone: 206.331.3600

Email: ir(at)marchex.com

Marchex Press:

Robin Handaly

Telephone: 206.331.3474

Email: pr(at)marchex.com

or

Michelle Craig

Nyhus Communications for Marchex

Telephone: 206.323.3733

Email: michelle(at)nyhus.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Three Months Ended September 30,
	2008	2009
Revenue	$37,157,530	$22,171,794

Expenses:
Service costs (1)	15,443,871	12,048,245
Sales and marketing (1)	8,462,898	3,213,946
Product development (1)	4,750,136	3,369,290
General and administrative (1)	5,156,542	3,997,361
Amortization of intangible assets from acquisitions	3,165,566	1,211,328

Total operating expenses	36,979,013	23,840,170

Gain on sales and disposals of intangible assets, net	1,611,341	1,048,113

Income (loss) from operations	1,789,858	(620,263)

Interest income (expense) and other, net	999,218	(13,643)

Income (loss) before provision for income taxes	2,789,076	(633,906)

Income tax expense (benefit)	1,431,120	(1,376,830)

Net income	1,357,956	742,924

Convertible preferred stock dividends	11,928	—

Net income applicable to common stockholders	$1,346,028	$742,924

Basic net income per share applicable to Class A and Class B common stockholders	$0.04	$0.02
Diluted net income per share applicable to Class A and Class B common stock holders	$0.04	$0.02
Shares used to calculate basic net income per share applicable to common stockholders
Class A	10,959,216	10,869,216
Class B	25,207,357	22,724,209
Shares used to calculate diluted net income per share applicable to common stockholders
Class A	10,959,216	10,869,216
Class B	36,852,998	33,930,390

(1) Includes stock-based compensation allocated as follows:
Service costs	$188,564	$120,505
Sales and marketing	587,014	239,528
Product development	553,013	180,493
General and administrative	1,919,405	1,785,936

Total	$3,247,996	$2,326,462

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Nine Months Ended September 30,
	2008	2009
Revenue	$111,563,744	$69,823,816

Expenses:
Service costs (1)	51,745,487	34,934,455
Sales and marketing (1)	23,330,681	14,485,213
Product development (1)	13,189,709	10,969,807
General and administrative (1)	15,190,526	12,055,096
Amortization of intangible assets from acquisitions	10,879,203	4,680,879

Total operating expenses	114,335,606	77,125,450

Gain on sales and disposals of intangible assets, net	3,766,608	2,832,968

Income (loss) from operations	994,746	(4,468,666)

Interest income (expense) and other, net	1,416,624	(17,425)

Income (loss) before provision for income taxes	2,411,370	(4,486,091)

Income tax expense (benefit)	1,824,396	(2,387,821)

Net income (loss)	586,974	(2,098,270)

Convertible preferred stock dividends and discount on preferred stock redemption, net	(32,657)	—

Net income (loss) applicable to common stockholders	$619,631	$(2,098,270)

Basic net income (loss) per share applicable to Class A and Class B common stockholders	$0.01	$(0.07)
Diluted net income (loss) per share applicable to Class A and Class B common stockholders	$0.01	$(0.07)

Shares used to calculate basic net income (loss) applicable to common stockholders
Class A	10,965,238	10,889,326
Class B	25,860,205	22,971,777
Shares used to calculate diluted net income (loss) applicable to common stockholders
Class A	10,965,238	10,889,326
Class B	37,484,212	33,861,103

(1) Includes stock-based compensation allocated as follows:
Service costs	$414,222	$317,561
Sales and marketing	1,443,728	1,222,037
Product development	1,360,011	478,925
General and administrative	5,766,743	5,298,047

Total	$8,984,704	$7,316,570

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(unaudited)

	December 31, 2008	September 30, 2009
Assets

Current assets:
Cash and cash equivalents	$27,418,396	$33,022,528
Trade accounts receivable, net	21,734,291	13,109,558
Prepaid expenses and other current assets	2,642,607	2,044,173
Refundable taxes	3,042,288	5,316,130
Deferred tax assets	1,088,872	827,784

Total current assets	55,926,454	54,320,173

Property and equipment, net	5,615,396	4,121,338
Deferred tax assets	56,784,228	53,465,846
Intangibles and other assets, net	6,665,562	4,864,186
Goodwill	35,475,782	35,447,024
Intangible assets from acquisitions, net	9,802,365	5,121,449

Total assets	$170,269,787	$157,340,016

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$12,351,123	$7,518,901
Accrued expenses and other current liabilities	6,331,709	4,737,757
Deferred revenue	2,255,906	2,077,872

Total current liabilities	20,938,738	14,334,530

Other non-current liabilities	23,297	3,427

Total liabilities	20,962,035	14,337,957

Stockholders’ equity:
Class A common stock	112,217	111,317
Class B common stock	286,736	256,022
Treasury stock	(15,392,921)	(1,933,733)
Additional paid-in capital	299,925,762	282,290,765
Accumulated deficit	(135,624,042)	(137,722,312)

Total stockholders’ equity	149,307,752	143,002,059

Total liabilities and stockholders’ equity	$170,269,787	$157,340,016

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Income to Operating Income Before Amortization (OIBA) and

Adjusted Operating Income Before Amortization (Adjusted OIBA)

(unaudited)

	Three Months Ended September 30,
	2008	2009
Net income applicable to common stockholders	$1,346,028	$742,924

Convertible preferred stock dividends and discount on preferred stock redemption, net	11,928	—

Net income	1,357,956	742,924

Income tax expense (benefit)	1,431,120	(1,376,830)

Income (loss) before provision for income taxes	2,789,076	(633,906)

Interest income and other, net	(999,218)	13,643

Income (loss) from operations	1,789,858	(620,263)

Stock-based compensation	3,247,996	2,326,462
Amortization of intangible assets from acquisitions	3,165,566	1,211,328

Operating income before amortization (OIBA)	8,203,420	2,917,527

Gain on sales and disposals of intangible assets, net	(1,611,341)	(1,048,113)

Adjusted operating income before amortization (Adjusted OIBA)	$6,592,079	$1,869,414

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Income (Loss) to Operating Income Before Amortization (OIBA)

and Adjusted Operating Income Before Amortization (Adjusted OIBA)

(unaudited)

	Nine Months Ended September 30,
	2008	2009
Net income (loss) applicable to common stockholders	$619,631	$(2,098,270)

Convertible preferred stock dividends and discount on preferred stock redemption, net	(32,657)	—

Net income (loss)	586,974	(2,098,270)

Income tax expense (benefit)	1,824,396	(2,387,821)

Income (loss) before provision for income taxes	2,411,370	(4,486,091)

Interest income and other, net	(1,416,624)	17,425

Income (loss) from operations	994,746	(4,468,666)

Stock-based compensation	8,984,704	7,316,570
Amortization of intangible assets from acquisitions	10,879,203	4,680,879

Operating income before amortization (OIBA)	20,858,653	7,528,783

Gain on sales and disposals of intangible assets, net	(3,766,608)	(2,832,968)

Adjusted operating income before amortization (Adjusted OIBA)	$17,092,045	$4,695,815

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation from Net Cash provided by Operating Activities to Adjusted EBITDA

(unaudited)

	Three Months Ended September 30,
	2008	2009
Net cash provided by operating activities	$8,150,565	$5,241,565

Changes in asset and liabilities, net of effects of acquisitions	338,003	(533,169)
Income tax provision (benefit)	1,431,120	(1,376,830)
Other item - facility relocation	54	—
Interest income (expense) and other, net	(998,199)	13,693
Income and excess tax benefits related to stock options	6,722	19,350

Adjusted EBITDA	$8,928,265	$3,364,609

Net cash provided by investing activities	$1,026,715	$632,225

Net cash used in financing activities	$(9,067,710)	$(1,582,523)

	Nine Months Ended September 30,
	2008	2009
Net cash provided by operating activities	$19,360,092	$13,572,609

Changes in asset and liabilities, net of effects of acquisitions	4,816,715	(1,874,810)
Income tax provision (benefit)	1,824,396	(2,387,821)
Other item - facility relocation	(2,918)	—
Interest income (expense) and other, net	(1,413,750)	18,040
Income and excess tax benefits related to stock options	60,263	68,827

Adjusted EBITDA	$24,644,798	$9,396,845

Net cash provided by investing activities	$943,672	$1,553,333

Net cash used in financing activities	$(27,671,543)	$(9,521,810)

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(unaudited)

	Three Months Ended September 30,
	2008	2009
Adjusted Non-GAAP EPS	$0.11	$0.03

Net income per Class B share applicable to common stockholders - diluted (GAAP EPS)	$0.04	$0.02
Shares used to calculate diluted net income per Class B share applicable to common stockholders	36,852,998	33,930,390

Net income applicable to common stockholders	$1,346,028	$742,924

Stock-based compensation	3,247,996	2,326,462
Amortization of intangible assets from acquisitions	3,165,566	1,211,328
Gain on sales and disposals of intangible assets, net	(1,611,341)	(1,048,113)
Interest income (expense) and other, net	(999,218)	13,643
Estimated impact of income taxes	(942,399)	(2,030,400)

Adjusted Non-GAAP net income applicable to common stockholders	$4,206,632	$1,215,844

Adjusted Non-GAAP EPS	$0.11	$0.03

Shares used to calculate diluted net income per Class B share applicable to common stockholders	36,852,998	33,930,390
Weighted average stock options and warrants and common shares subject to repurchase or cancellation (if applicable)	2,548,206	2,252,300

Shares used to calculate Adjusted Non-GAAP EPS	39,401,204	36,182,690

For Adjusted Non-GAAP EPS, the impact of restricted stock (common shares subject to repurchase or cancellation) is based on the weighted average of restricted stock outstanding as compared with diluted shares for GAAP purposes, which included restricted stock using the treasury stock method.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(unaudited)

	Nine Months Ended September 30,
	2008	2009
Adjusted Non-GAAP EPS	$0.27	$0.08

Net income (loss) per Class B share applicable to common stockholders - diluted (GAAP EPS)	$0.01	$(0.07)
Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	37,484,212	33,861,103

Net income (loss) applicable to common stockholders	$619,631	$(2,098,270)

Discount on preferred stock redemption	(72,990)	—
Stock-based compensation	8,984,704	7,316,570
Amortization of intangible assets from acquisitions	10,879,203	4,680,879
Gain on sales and disposals of intangible assets, net	(3,766,608)	(2,832,968)
Interest income (expense) and other, net	(1,416,624)	17,425
Estimated impact of income taxes	(4,329,702)	(4,030,518)

Adjusted Non-GAAP net income applicable to common stockholders	$10,897,614	$3,053,118

Adjusted Non-GAAP EPS	$0.27	$0.08

Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	37,484,212	33,861,103
Weighted average common share equivalents for redeemed preferred shares	(8,411)	—
Weighted average stock options and warrants and common shares subject to repurchase or cancellation (if applicable)	2,841,487	2,596,053

Shares used to calculate Adjusted Non-GAAP EPS	40,317,288	36,457,156

For Adjusted Non-GAAP EPS, the impact of restricted stock (common shares subject to repurchase or cancellation) is based on the weighted average of restricted stock outstanding as compared with diluted shares for GAAP purposes, which included restricted stock using the treasury stock method.